INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

The Company’s net deferred tax assets at December 31, 2022 and 2021 is approximately $1,205,000 and $643,000, respectively, which consists of net operating loss carry forwards. As of December 31, 2022 and 2021, the Company provided a 100% valuation allowance against the net deferred tax assets.

The Company is subject to tax in the United States (“U.S.”) and files tax returns in the U.S. Federal jurisdiction and state jurisdictions. The Company is subject to U.S. Federal, state and local income tax examinations by tax authorities for all periods starting in 2020. The Company currently is not under examination by any tax authorities.